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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 29, 2003


                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-24787                    51-0310342
(State of other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           2828 NORTH HASKELL AVENUE, DALLAS, TEXAS                75204
           (Address of principal executive offices)              (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

         (c) EXHIBITS

         EXHIBIT NUMBER          DESCRIPTION

         99.1                    Press release dated July 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         As a part of the press release on July 29, 2003 announcing earnings, Affiliated Computer Services, Inc. (the "Company") also announced that it is in late stage discussions regarding the possible divestiture of the Company's federal government business, excluding its education services business and certain other assets, and the purchase of a commercial information technology business. The Company is in the process of negotiating the related definitive documentation and finalizing necessary due diligence. Before executing such definitive documentation each party to the transactions must obtain board of directors' approval. The Company hereby incorporates by reference into this Item 9 the relevant information set forth in such press release, a copy of which is furnished herewith as Exhibit 99.1 and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 29, 2003, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2003. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company's web site at http://www.acs-inc.com.

         On July 29, 2003, the Company will hold a telephone conference and webcast to disclose the Company's financial results for the fourth quarter and fiscal year ended June 30, 2003. The Company's Supplementary Financial Information for use during this conference will be published on the Company's website.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          AFFILIATED COMPUTER SERVICES, INC.


                                          By:  /s/ WARREN D. EDWARDS
                                             ---------------------------------
                                             Name: Warren D. Edwards
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

Date:  July 29, 2003



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                                  EXHIBIT INDEX

Exhibit
Number                       Description
------                       -----------
99.1                         Affiliated Computer Services, Inc. Press Release
                             dated July 29, 2003